9/16/96                 Alex. Brown & Sons, Incorporated                09:25:11

                                  Deal: CPS96-2
                      Price/Yield Table: Tranche 1, Class A

- ------------------------------------------------------------------------------------------------------------------------------------
  Pricing Speed            Run               Settles            Rules from            Collateral           WAM              WAC
- ------------------------------------------------------------------------------------------------------------------------------------
     1.50 ABS          at Issuance           9/27/96              SCRIPT                WLOAN              54.0           20.6900
- ------------------------------------------------------------------------------------------------------------------------------------

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   Class A                    Original Par                     Type                        Coupon                        Price
- ------------------------------------------------------------------------------------------------------------------------------------
  Tranche 1                   $85,000,000                      SEQ                     6.5000 (FIXED)                   99.94918
- ------------------------------------------------------------------------------------------------------------------------------------


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Price in Steps of       +0 BP          +0 BP         +0 BP         +0 BP            +0 BP         +0 BP            +0 BP       +0 BP
   1500 100000ths     1.5 ABS        0.5 ABS         1 ABS      1.25 ABS         1.75 ABS         2 ABS          2.5 ABS       3 ABS
- ------------------------------------------------------------------------------------------------------------------------------------
      99.76918          6.730          6.701         6.714         6.721            6.741         6.753            6.780       6.809
      99.78418          6.721          6.693         6.706         6.713            6.731         6.742            6.768       6.795
      99.79918          6.712          6.686         6.697         6.704            6.721         6.732            6.755       6.781
      99.81418          6.703          6.679         6.689         6.696            6.711         6.721            6.743       6.766
      99.82918          6.694          6.672         6.681         6.687            6.701         6.710            6.730       6.752

      99.84418          6.684          6.664         6.673         6.678            6.691         6.700            6.718       6.738
      99.85918          6.675          6.657         6.665         6.670            6.682         6.689            6.705       6.723
      99.87418          6.666          6.650         6.657         6.661            6.672         6.678            6.693       6.709
      99.88918          6.657          6.642         6.649         6.652            6.662         6.668            6.681       6.695
      99.90418          6.648          6.635         6.641         6.644            6.652         6.657            6.668       6.680

      99.91918          6.638          6.628         6.632         6.635            6.642         6.646            6.656       6.666
      99.93418          6.629          6.621         6.624         6.627            6.632         6.636            6.643       6.652
      99.94918(P)       6.620          6.613         6.616         6.618            6.622         6.625            6.631       6.637
      99.96418          6.611          6.606         6.608         6.609            6.612         6.614            6.619       6.623
      99.97918          6.602          6.599         6.600         6.601            6.603         6.604            6.606       6.609

      99.99418          6.592          6.592         6.592         6.592            6.593         6.593            6.594       6.595
     100.00918          6.583          6.584         6.584         6.584            6.583         6.582            6.581       6.580
     100.02418          6.574          6.577         6.576         6.575            6.573         6.572            6.569       6.566
     100.03918          6.565          6.570         6.568         6.566            6.563         6.561            6.557       6.552
     100.05418          6.556          6.563         6.560         6.558            6.553         6.551            6.544       6.537

     100.06918          6.547          6.555         6.552         6.549            6.543         6.540            6.532       6.523
     100.08418          6.537          6.548         6.543         6.541            6.534         6.529            6.519       6.509
     100.09918          6.528          6.541         6.535         6.532            6.524         6.519            6.507       6.495
     100.11418          6.519          6.534         6.527         6.523            6.514         6.508            6.495       6.480
     100.12918          6.510          6.526         6.519         6.515            6.504         6.497            6.482       6.466
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    Average Life:       1.827          2.347         2.090         1.959            1.693         1.560            1.324       1.138

    Exp. 1st Pay:       0.050          0.050         0.050         0.050            0.050         0.050            0.050       0.050
   Exp. Maturity:       4.467          4.467         4.467         4.467            4.467         3.967            3.133       2.633
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

Additional Information Available Upon Request
This report is being furnished to you at your request and with the understanding that it is not part of the Prospectus and should not be relied on as the basis, either in whole or in part, for any investment decision. You should refer to the Prospectus for purposes of any investment decision. This report is not to be construed as a representation or as an offer or the solicitation of an offer by us to sell or buy any security. From time to time, this Firm and/or its directors, officers, employees, or members of their immediate families may have a long or short position in the securities mentioned in this report. Moreover, the securities mentioned in this report may be sold to or purchased from customers or otherwise by this Firm or its directors, officers, employees, or members of their immediate families, as principal.



- -------------------------------------------------------------------------------------------------------------------------------
          Date                     Balance                    Interest                   Principal                    Cashflow
===============================================================================================================================
      09/15/96               85,000,000.00                        0.00                        0.00                        0.00
- -------------------------------------------------------------------------------------------------------------------------------
      10/15/96               82,734,501.56                  276,250.00                2,265,498.44                2,541,748.44
- -------------------------------------------------------------------------------------------------------------------------------
      11/15/96               80,482,739.13                  448,145.22                2,251,762.43                2,699,907.65
- -------------------------------------------------------------------------------------------------------------------------------
      12/15/96               78,245,211.54                  435,948.17                2,237,527.59                2,673,475.76
- -------------------------------------------------------------------------------------------------------------------------------
      01/15/97               76,022,430.74                  423,828.23                2,222,780.80                2,646,609.03
- -------------------------------------------------------------------------------------------------------------------------------
      02/15/97               73,814,922.10                  411,788.17                2,207,508.64                2,619,296.81
- -------------------------------------------------------------------------------------------------------------------------------
      03/15/97               71,623,224.73                  399,830.83                2,191,697.37                2,591,528.20
- -------------------------------------------------------------------------------------------------------------------------------
      04/15/97               69,447,891.78                  387,959.13                2,175,332.95                2,563,292.09
- -------------------------------------------------------------------------------------------------------------------------------
      05/15/97               67,289,490.78                  376,176.08                2,158,401.00                2,534,577,08
- -------------------------------------------------------------------------------------------------------------------------------
      06/15/97               65,148,603.96                  364,484.74                2,140,886.82                2,505,371.56
- -------------------------------------------------------------------------------------------------------------------------------
      07/15/97               63,025,828.60                  352,888.27                2,122,775.35                2,475,663.63
- -------------------------------------------------------------------------------------------------------------------------------
      08/15/97               60,921,777.38                  341,389.90                2,104,051.22                2,445,441.13
- -------------------------------------------------------------------------------------------------------------------------------
      09/15/97               58,837,078.70                  329,992.96                2,084,698.68                2,414,691.64
- -------------------------------------------------------------------------------------------------------------------------------
      10/15/97               56,772,377.08                  318,700.84                2,064,701.62                2,383,402.47
- -------------------------------------------------------------------------------------------------------------------------------
      11/15/97               54,728,333.50                  307,517.04                2,044,043.58                2,351,560.62
- -------------------------------------------------------------------------------------------------------------------------------
      12/15/97               52,705,625.80                  296,445.14                2,022,707.70                2,319,152.84
- -------------------------------------------------------------------------------------------------------------------------------
      01/15/98               50,704,949.04                  285,488.81                2,000,676.75                2,286,165.56
- -------------------------------------------------------------------------------------------------------------------------------
      02/15/98               48,727,015.93                  274,651.81                1,977,933.11                2,252,584.92
- -------------------------------------------------------------------------------------------------------------------------------
      03/15/98               46,772,557.17                  263,938.00                1,954,458.76                2,218,396.76
- -------------------------------------------------------------------------------------------------------------------------------
      04/15/98               44,842,321.94                  253,351.35                1,930,235.24                2,183,586.59
- -------------------------------------------------------------------------------------------------------------------------------
      05/15/98               42,937,078.23                  242,895.91                1,905,243.71                2,148,139.62
- -------------------------------------------------------------------------------------------------------------------------------
      06/15/98               41,057,613.34                  232,575.84                1,879,464.89                2,112,040.73
- -------------------------------------------------------------------------------------------------------------------------------
      07/15/98               39,204,734.29                  222,395.41                1,852,879.05                2,075,274.46
- -------------------------------------------------------------------------------------------------------------------------------
      08/15/98               37,379,268.25                  212,358.98                1,825,466.04                2,037,825.01
- -------------------------------------------------------------------------------------------------------------------------------
      09/15/98               35,582,063.03                  202,471.04                1,797,205.22                1,999,676.26
- -------------------------------------------------------------------------------------------------------------------------------
      10/15/98               33,813,987.51                  192,736.17                1,768,075.52                1,960,811.70
- -------------------------------------------------------------------------------------------------------------------------------
      11/15/98               32,075,932.13                  183,159.10                1,738,055.38                1,921,214.48
- -------------------------------------------------------------------------------------------------------------------------------
      12/15/98               30,368,809.39                  173,744.63                1,707,122.74                1,880,867.37
- -------------------------------------------------------------------------------------------------------------------------------
      01/15/99               28,693,554.32                  164,497.72                1,675,255.07                1,839,752.79
- -------------------------------------------------------------------------------------------------------------------------------
      02/15/99               27,051,125.00                  155,423.42                1,642,429.32                1,797,852.74
- -------------------------------------------------------------------------------------------------------------------------------
      03/15/99               25,442,503.08                  146,526.93                1,608,621.92                1,755,148.85
- -------------------------------------------------------------------------------------------------------------------------------
      04/15/99               23,868,694.29                  137,813.56                1,573,808.79                1,711,622.35
- -------------------------------------------------------------------------------------------------------------------------------
      05/15/99               22,330,729.00                  129,288.76                1,537,965.29                1,667,254.05
- -------------------------------------------------------------------------------------------------------------------------------
      06/15/99               20,829,662.77                  120,958.12                1,501,066.23                1,622,024.35
- -------------------------------------------------------------------------------------------------------------------------------
      07/15/99               19,366,576.88                  112,827.34                1,463,085.89                1,575,913.23
- -------------------------------------------------------------------------------------------------------------------------------
      08/15/99               17,942,578.95                  104,902.29                1,423,997.93                1,528,900.22
- -------------------------------------------------------------------------------------------------------------------------------
      09/15/99               16,558,803.49                   97,188.97                1,383,775.46                1,480,964.43
- -------------------------------------------------------------------------------------------------------------------------------
      10/15/99               15,216,412.51                   89,693.52                1,342,390.97                1,432,084.49
- -------------------------------------------------------------------------------------------------------------------------------
      11/15/99               13,916,596.15                   82,422.23                1,299,816.36                1,382,238.59
- -------------------------------------------------------------------------------------------------------------------------------
      12/15/99               12,660,573.28                   75,381.56                1,256,022.88                1,331,404.44
- -------------------------------------------------------------------------------------------------------------------------------
      01/15/00               11,449,592.13                   68,578.11                1,210,981.15                1,279,559.26
- -------------------------------------------------------------------------------------------------------------------------------
      02/15/00               10,284,930.96                   62,018.62                1,164,661.16                1,226,679.79
- -------------------------------------------------------------------------------------------------------------------------------
      03/15/00                9,167,898.74                   55,710.04                1,117,032.22                1,172,742.26
- -------------------------------------------------------------------------------------------------------------------------------
      04/15/00                8,099,835.79                   49,659.45                1,068,062.95                1,117,722.41
- -------------------------------------------------------------------------------------------------------------------------------
      05/15/00                7,082,114.48                   43,874.11                1,017,721.31                1,061,595.42
- -------------------------------------------------------------------------------------------------------------------------------
      06/15/00                6,116,139.97                   38,361.45                  965,974.51                1,004,335.97
- -------------------------------------------------------------------------------------------------------------------------------
      07/15/00                5,203,350.89                   33,129.09                  912,789.08                  945,918.17
- -------------------------------------------------------------------------------------------------------------------------------
      08/15/00                4,345,220.11                   28,184.82                  858,130.78                  886,315.60
- -------------------------------------------------------------------------------------------------------------------------------
      09/15/00                3,543,255.46                   23,536.61                  801,964.64                  825,501.25
- -------------------------------------------------------------------------------------------------------------------------------
      10/15/00                2,799,000.55                   19,192.63                  744,254.92                  763,447.55
- -------------------------------------------------------------------------------------------------------------------------------
      11/15/00                2,114,035.48                   15,161.25                  684,965.07                  700,126.32
- -------------------------------------------------------------------------------------------------------------------------------
      12/15/00                1,489,977.71                   11,451.03                  624,057.77                  635,508.79
- -------------------------------------------------------------------------------------------------------------------------------
      01/15/01                  928,482.84                    8,070.71                  561,494.87                  569,565.58
- -------------------------------------------------------------------------------------------------------------------------------
      02/15/01                  431,245.47                    5,029.28                  497,237.38                  502,266.66
- -------------------------------------------------------------------------------------------------------------------------------
      03/15/01                        0.00                    2,335.91                  431,245.47                  433,581.38
- -------------------------------------------------------------------------------------------------------------------------------

Additional Information Available Upon Request
This report is being furnished to you at your request and with the understanding that it is not part of the Prospectus and should not be relied on as the basis, either in whole or in part, for any investment decision. You should refer to the Prospectus for purposes of any investment decision. This report is not to be construed as a representation or as an offer or the solicitation of an offer by us to sell or buy any security. From time to time, this Firm and/or its directors, officers, employees, or members of their immediate families may have a long or short position in the securities mentioned in this report. Moreover, the securities mentioned in this report may be sold to or purchased from customers or otherwise by this Firm or its directors, officers, employees, or members of their immediate families, as principal.